--------------------------------------------------------------------------------

                                      THE
                                     IRISH
                                INVESTMENT FUND

                               [Graphic omitted]

                                 Annual Report
                                October 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Chairman's Letter

 Dear Stockholder,

     Prior to reviewing The Irish Investment Fund, Inc.'s (the "Fund") fiscal year ended October 31, 1999, I would like to comment briefly on the final quarter. During this period, the Irish equity market declined by 7.85% in Euro currency terms. After adjusting for movements in exchange rates, this decrease converted into a decline of 9.4% in U.S. dollar terms. By comparison, the Fund's Net Asset Value (NAV) declined by 3.3% to US$19.75 over the same period.

     For the Fund 's fiscal year ended October 31, 1999, the Irish equity market rose by 3.0% in Euro currency terms, but the strength of the dollar converted this increase into a decline of 8.5% in dollar terms. In the same period, the Fund's NAV declined by 7.5%. The Fund paid a dividend of $1.142 in December 1998 and when account is taken of this distribution, the total return to stockholders was -2.4% for the year.

     The absolute performance of the Fund and, indeed, the Irish market over the fiscal year has been disappointing. A number of factors have resulted in underperformance of the Irish equity market following almost four years of strong absolute and relative returns. Firstly, an increase in Irish/European bond yields during 1999 resulted in underperformance by financial stocks which account for approximately 35% of the Irish stock market. More importantly, we have seen a change in international investor sentiment towards the Irish economy and the Irish stockmarket over the year. At the beginning of 1999 most international investors were extremely positive on the Irish growth story, but as the year wore on that enthusiasm was replaced by concerns over the sustainability of economic growth and fears of overheating. Additionally, the introduction of the Euro currency at the start of 1999 caused some domestic asset managers to reduce their holdings in Irish stocks. This reduction in Irish equity portfolio weightings has led to market weakness, given that it has coincided with the rather negative international investor sentiment towards Ireland.

     ECONOMIC REVIEW

     While some international economic commentators seem to have concluded that the Irish economic growth story is at an end, there is little data available to support such pessimism. The Irish Central Bank is predicting Irish economic growth of 6.5% in 1999, following a five-year period from 1993-1998 of 8.0% average economic growth. The rate of growth of 6.5% in 1999, which seems achievable given current trends, is particularly impressive given recent sluggish economic activity in the United Kingdom and Europe. In the second half of 1999 there is evidence that international economic growth is accelerating, which should support activity in an open economy like Ireland.

     Those who are pessimistic about Ireland's economic prospects focus particularly on the Irish real estate sector. While we would share some of their concerns about residential house price inflation, particularly in Dublin, we do not believe this is likely to lead to a collapse in the Irish economy. In simple terms, Ireland currently enjoys, and most likely will continue to enjoy, low and stable Euro currency interest rates. The economic consequences of the property price increases are being felt in pressure on wage costs and competitiveness, not in higher interest rates that could derail the economy. The upcoming renegotiation of the national wage agreement will be a key test for the Irish partnership model that has helped to underpin Irish competitiveness.

     In our opinion, the key risks to continued strong economic growth are reduced availability of labor and infrastructural bottlenecks following recent rapid growth. The Irish unemployment rate in October 1999 was 5.2% and employment growth going forward is limited to labor force growth together with net immigration. The bigger impediment to growth is the country's infrastructure, which is creaking under the pressure of economic expansion. During the Fund's fourth quarter, the Government launched an ambitious six-year program that envisages a massive investment in infrastructure together with social inclusion programs. To put this plan in context, total investment over the period is Euro 51.5bn, which compares to the previous six-year plan expenditure of Euro 16.8bn. It is vital that this plan is successfully implemented to ensure continued strong Irish economic growth.

     EQUITY MARKET REVIEW

     A comparison of major international and European equity market performance is shown below.

                          Quarter Ended                      Year Ended
                         October 31, 1999                 October 31, 1999
                    ------------------------          -------------------------
                     Local                             Local
                    Currency          U.S.$           Currency          U.S.$

 Irish Equities       - 7.8%          - 9.4%            + 3.0%          - 8.5%
 US Equities          + 2.6%          + 2.6%            +24.1%          +24.1%
 UK Equities          - 0.7%          + 0.6%            +15.9%          +13.6%
 Japanese Equities    + 5.7%          +16.3%            +51.0%          +68.6%
 Euroland Equities    + 6.9%          + 5.0%            +26.7%          +12.1%
 German Equities      + 7.1%          + 5.2%            +16.4%          + 3.6%
 French Equities      +11.6%          + 9.6%            +38.7%          +23.6%
 Dutch Equities       + 3.4%          + 1.5%            +23.7%          +10.2%

     Irish financials stocks are mainly a play on the domestic economy and, therefore, they have borne the brunt of negative investor sentiment towards Ireland. This had led to a de-rating of Irish banks with Allied Irish Banks ("AIB") (-7.6% in quarter) ending the quarter at a 2000 P/E of 12.5X and offering a yield of 3.0%. At current valuations, AIB trades on a 20% discount to the average Euro zone bank stock, which seems to be an excellent value given the long-term track record of the bank. Since the last quarter ended, sentiment towards Irish financials has improved following a bid by UK-based insurance company, CGU, for Hibernian which was announced in November. The bid is priced at Euro 9.65 and represents a 57% premium to the closing price of Hibernian at quarter end.

     Iona Technologies (+34.0% in quarter) delivered a solid set of third quarter results, which have restored investor confidence in the company following their difficulties in the first half of 1999. During the quarter, the Fund purchased a position in Trintech. The company is an emerging software provider in the areas of security for electronic payments. Trintech provides a range of end-to-end solutions which enables secure transfer of funds to both the physical world and the Internet.

     OUTLOOK

     The Irish economy is moving into a somewhat slower growth phase, but it is likely to remain one of Europe's fastest growing economies and is underpinned by a young, well-educated labor force. Despite these positive aspects, investors have de-rated Irish stocks over the past year. We believe the market is attractively priced at a P/E ratio for 2000 of 13.7x. Consequently, the Fund retains a fully invested position.

     The Board of Directors of the Fund has declared an annual distribution in the amount of $1.731 per share consisting of $1.559 per share of long-term capital gains, $0.045 per share of short-term capital gains and $0.127 per share of net investment income. The distribution will be payable on December 20, 1999 to stockholders of record on December 13, 1999.

 Sincerely,

 /s/ Peter Hooper

 Peter Hooper
 Chairman of the Board
 December 14, 1999

--------------------------------------------------------------------------------
                         THE IRISH INVESTMENT FUND, INC.
                             Statement of Net Assets
                             -----------------------

    October 31, 1999                       Shares              Value (Note A)
  -----------------------------------------------------------------------------
  IRISH COMMON STOCKS (97.25%)
  -----------------------------------------------------------------------------

   Abbey                                     548,600           U.S. $ 2,048,315
   Adare Printing                            320,000                  2,406,405
   Allied Irish Banks                      1,567,688                 19,620,915
   Boxmore International                     393,000                    930,010
   Clondalkin                                271,902                  2,545,164
   CRH                                       664,462                 12,544,324
   DCC                                       400,000                  2,944,901
   Eircom*                                 1,800,000                  7,492,143
   FBD Holding                               260,000                  1,312,584
   Fyffes                                  1,635,000                  2,923,340
   Glanbia                                 1,153,610                  1,431,705
   Green Property                            757,143                  4,204,598
   Greencore                                 542,568                  1,557,864
   Hibernian                                 300,000                  1,940,479
   Horizon Technology*+                      897,436                    934,813
   ICON-ADR*                                  85,000                  1,147,500
   Independent News & Media                  397,071                  2,100,626
   IONA Technologies-ADR*                    139,300                  2,977,538
   Irish Life & Permanent                    306,991                  3,131,916
   I.W.P., International                     639,886                  1,278,701
   Jury's Doyle Hotel Group                  481,792                  4,155,144
   Kerry Group, Series A                     465,000                  5,746,501
   Kingspan                                  550,000                  1,376,741
   Smurfit Group                           1,435,840                  3,730,059
   Trintech Group-ADR*                        44,000                    786,709
   United Drug                               287,500                  1,874,745
   Waterford Wedgwood                      2,865,739                  3,044,182

  TOTAL IRISH COMMON STOCKS
    (Cost U.S. $60,242,708)                                          96,187,922

  -----------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCKS (1.72%)
  -----------------------------------------------------------------------------

   BCO Technologies*                         535,700                    330,118
   Galen Holdings                            150,000                  1,374,209

  TOTAL UNITED KINGDOM COMMON STOCKS
    (Cost U.S. $1,623,230)                                            1,704,327

  -----------------------------------------------------------------------------
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
  -----------------------------------------------------------------------------
    (Cost U.S. $61,865,938)                                    U.S. $97,892,249

  -----------------------------------------------------------------------------
  FOREIGN CURRENCY ON DEPOSIT (0.84%)
  -----------------------------------------------------------------------------

   (Interest Bearing)
     British Pound Sterling             Brt Pd 1,576           U.S. $     2,589
     Euro                               EUR  788,748                    829,567
  TOTAL FOREIGN CURRENCY ON DEPOSIT
    (Cost U.S. $829,810)                                                832,156

  -----------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.81%)
  -----------------------------------------------------------------------------
    (Cost U.S. $62,695,748)**                                        98,724,405

  -----------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES (0.19%)
  -----------------------------------------------------------------------------
    Cash                                                                209,759
    Prepaid Expenses                                                     11,312
    Dividends and Interest Receivable                                   139,411
    Investment Advisory Fee Payable (Note B)                            (64,302)
    Consulting Fee Payable (Note B)                                     (14,012)
    Administration Fee Payable (Note B)                                 (20,030)
    Other Liabilities                                                   (70,985)
                                                                    -----------
                                                                        191,153

  -----------------------------------------------------------------------------
  NET ASSETS (100.0%)
  -----------------------------------------------------------------------------
     Applicable to 5,009,000 outstanding
       U.S. $.01 par value shares
       (authorized 20,000,000 shares)                          U.S. $98,915,558

  -----------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
  -----------------------------------------------------------------------------
     (U.S. $98,915,558 / 5,009,000)                            U.S. $     19.75
                                                                          =====
  -----------------------------------------------------------------------------
   * Non-income producing security.
  ** Foreign currency held on deposit at the Bank of Ireland.
   + Not readily marketable.
  ADR -- American Depository Receipt traded in U.S. dollars.

  -----------------------------------------------------------------------------
  AT OCTOBER 31, 1999 NET ASSETS CONSISTED OF:
  -----------------------------------------------------------------------------
    Common Stock, U.S. $.01 Par Value --
    Authorized 20,000,000 Shares;

    Issued and Outstanding 5,009,000 Shares                    U.S. $    50,090
    Additional Paid-in Capital                                       54,171,460
    Undistributed Net Investment Income                                 633,156
    Accumulated Net Realized Gain                                     8,032,734
    Unrealized Appreciation of Securities, Foreign
      Currency and Net Other Assets                                  36,028,118

  -----------------------------------------------------------------------------
  TOTAL NET ASSETS                                             U.S. $98,915,558
  -----------------------------------------------------------------------------
    See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       THE IRISH INVESTMENT FUND, INC.
                           Statement of Operations
                           -----------------------
                                                              For the Year Ended
                                                               October 31, 1999
  -----------------------------------------------------------------------------
  INVESTMENT INCOME
  -----------------------------------------------------------------------------

    Dividends (Net of Withholding Taxes of U.S. $732)          U.S. $ 1,941,196
    Interest                                                             49,871

  -----------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                             1,991,067
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  EXPENSES
  -----------------------------------------------------------------------------

    Investment Advisory Fee (Note B)        U.S.$  787,047
    Consulting Fee (Note B)                        170,638
    Administration Fee (Note B)                    217,227
    Custodian Fee (Note B)                          48,401
    Directors' Fees and Expenses (Note C)           52,558
    Legal and Audit Fees                            29,678
    Other                                          121,678

  -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                      1,427,227
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 563,840
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE D)
  -----------------------------------------------------------------------------

    Realized Gain/(Loss) on:
    Securities Transactions                      8,036,900
    Forward Foreign Currency Contracts             476,550
    Foreign Currency Transactions                 (407,234)
                                               -----------
    Net Realized Gain on Investments                                  8,106,216
      During the Year                                               -----------
  Net Change in Unrealized Appreciation of:
    Securities                                 (10,615,142)
    Forward Foreign Currency Contracts            (476,550)
    Foreign Currency and Net Other Assets           52,350
                                               -----------
  Net Unrealized Depreciation of Investments
    During the Year                                                 (11,039,342)
                                                                    -----------

  -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                    (2,933,126)
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                            U.S. $(2,369,286)
  -----------------------------------------------------------------------------

  See Notes to Financial Statements.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 THE IRISH INVESTMENT FUND, INC.
                               Statement of Changes in Net Assets
                               ----------------------------------
                                                          Year Ended                 Year Ended
                                                    October 31, 1999           October 31, 1998
Net Investment Income                               U.S. $   563,840          U.S. $    372,446
Net Realized Gain on Investments                           8,106,216                  5,020,613
Net Unrealized Appreciation/
  (Depreciation) of Investments                          (11,039,342)                 5,347,786
                                                         -----------               ------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                               (2,369,286)                10,740,845
Distributions to Shareholders from:
  Net Investment Income                                           --                   (330,594)
  Net Realized Gains                                      (5,720,278)                (3,526,343)
                                                         -----------               ------------
Net Increase/(Decrease) in Net Assets                     (8,089,564)                 6,883,908

------------------------------------------------------------------------------------------------
  NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of Year                                        107,005,122                100,121,214
                                                         -----------               ------------
End of Year (Including Undistributed Net
  Investment Income of $663,156 and $0 at
  October 31, 1999 and 1998, respectively)          U.S. $98,915,558          U.S. $107,005,122
                                                         ===========               ============

See Notes to Financial Statements.
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                                         THE IRISH INVESTMENT FUND, INC.
                                              Financial Highlights
                                              --------------------

For a Fund share outstanding throughout each year.

                                                      Year Ended October 31,
                       ----------------------------------------------------------------------------------------
                             1999                1998+               1997+              1996               1995
Operating Performance:
Net Asset Value,
 Beginning of
  Year                U.S. $21.36         U.S. $19.99         U.S. $16.90        U.S. $13.61        U.S. $10.94
                           ------              ------              ------             ------             ------
Net Investment
 Income                      0.13                0.07                0.14               0.14               0.11
Net Realized and
 Unrealized
 Gain/(Loss) on
 Investments                (0.60)               2.07                3.53               3.42               2.67
                           ------              ------              ------             ------             ------
Net Increase/
 (Decrease) in
 Net Assets
 Resulting from
 Investment
 Operations                 (0.47)               2.14                3.67               3.56               2.78
Distributions to
 Shareholders
 from:
 Net Investment
  Income                     --                 (0.07)              (0.22)             (0.14)             (0.11)
 Net Realized
  Gains                     (1.14)              (0.70)              (0.36)             (0.13)              --
                           ------              ------              ------             ------             ------
  Total from Distributions  (1.14)              (0.77)              (0.58)             (0.27)             (0.11)
                           ------              ------              ------             ------             ------
Net Asset Value,
 End of Year          U.S. $19.75         U.S. $21.36         U.S. $19.99        U.S. $16.90        U.S. $13.61
                           ======              ======              ======             ======             ======
Share Price, End
 of Year              U.S. $16.38         U.S. $17.88         U.S. $15.75        U.S. $14.00        U.S. $11.25
                           ======              ======              ======             ======             ======
Total Investment
 Return*                   (3.30%)             18.42%              17.03%             27.12%             12.46%
                           ======              ======              ======             ======             ======

---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------

Net Assets, End
 of Year (000's)      U.S. $98,916      U.S. $107,005       U.S. $100,121       U.S. $84,633       U.S. $68,186

  Ratio of Net Investment Income
 to Average Net Assets
                             0.53%              0.33%               0.78%              0.95%              0.94%
Ratio of
 Operating
 Expenses to
 Average Net
 Assets                      1.33%              1.37%               1.54%              1.63%              1.74%
Portfolio Turnover Rate
                               13%                 9%                 11%                12%                21%

* Based on share price and reinvestment of income distributions.
+ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the year since the use of the undistributed income method did not accord with results of operations.

See Notes to Financial Statements.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THE IRISH INVESTMENT FUND, INC.
                        Notes to Financial Statements
                        -----------------------------

    The Irish Investment Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

A. SIGNIFICANT ACCOUNTING POLICIES:

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At October 31, 1999 the Fund held 0.945% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $1,021,064 and fair value of $934,813. Short-term securities that mature in 60 days or less are valued at amortized cost.

    DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

    REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral be sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 1999.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:

    The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average weekly net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million.

    Effective December 8, 1998, the Fund entered into a Consulting Agreement with Salomon Brothers Asset Management Inc. (Salomon Brothers Asset Management). The Fund pays Salomon Brothers Asset Management an annual fee of $165,000, payable monthly. The Fund incurred $151,597 from December 8, 1998 through October 31, 1999 under the new agreement. Prior to December 8, 1998, the Fund was a party to a U. S. Co-Advisory Agreement dated as of November 28, 1997 (the "U.S. Co-Advisory Agreement") with Salomon Brothers Asset Management. Under the U.S. Co-Advisory Agreement, the Fund paid a monthly fee at an annual rate of 0.20% of the value of its average weekly net assets. Fees under the U.S. Co-Advisory Agreement for the period November 1, 1998 through December 7, 1998 were $22,366.

    The Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. Under the Administration Agreement, the Fund pays a monthly fee at an annual rate of 0.20% of the value of its average monthly net assets.

    Effective February 1, 1999, The Chase Manhattan Bank began serving as custodian of the Fund's assets held outside of Ireland. Prior to February 1, 1999, BankBoston served as the Fund's custodian for such assets. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the year ended October 31, 1999, the Fund paid U.S. $48,534 in custodian fees to Bank of Ireland.

    For the year ended October 31, 1999, the Fund incurred total brokerage commissions of U.S. $45,375, of which U.S. $5,017 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS FEES:

    The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $7,000, plus U.S. $700 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional U.S. $3,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

    The cost of purchases and proceeds from sales of securities for the year ended October 31, 1999, excluding U.S. government and short-term investments, aggregated U.S. $13,648,329 and U.S. $17,526,001, respectively.

    At October 31, 1999, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $41,114,220 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $5,087,909. Also on this date, the tax cost of securities for Federal Income tax purpose is $61,865,938.

E. COMMON STOCK:

    On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On October 31, 1999, Bank of Ireland held 9,000 shares representing 0.18% of the Fund's total issued shares.

F. MARKET CONCENTRATION:

    Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

G. SUBSEQUENT EVENT:

    Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group") became a majority-owned subsidiary of PNC Bank Corp. As a result of this transaction, Investor Services Group is now known as PFPC Inc.

H. SHARE REPURCHASE PROGRAM:

    In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of Board of Directors and upon such terms as the Directors shall determine.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       THE IRISH INVESTMENT FUND, INC.
                      Report of Independent Accountants
                      ---------------------------------

To the Board of Directors and Shareholders
The Irish Investment Fund, Inc.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Irish Investment Fund, Inc., (the "Fund") at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with custodians, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 10, 1999


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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

    The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

    The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

    The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Irish Investment Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

TAX INFORMATION (UNAUDITED)

    For the year ended October 31, 1999, the amount of long term capital gains distributed to stockholders by the Fund was $5,720,278.

YEAR 2000 (UNAUDITED)

    Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Fund, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to successfully address the Year 2000 issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Fund has commenced a review of the Year 2000 issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

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                       THE IRISH INVESTMENT FUND, INC.

-----------------------------DIRECTORS AND OFFICERS-----------------------------
Peter J. Hooper -              Chairman of the Board
William P. Clark -             Director
Gerald F. Colleary -           Director
Denis P. Kelleher -            Director
James M. Walton -              Director
Richard H. Rose -              President and Treasurer
Elizabeth A. Russell -         Secretary
Linda J. Hoard -               Assistant Secretary

------------------------------- INVESTMENT ADVISOR -----------------------------
Bank of Ireland Asset Management (U.S.) Limited
20 Horseneck Lane
Greenwich, Connecticut 06830

----------------------------------- CONSULTANT ---------------------------------
Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

--------------------------------- ADMINISTRATOR --------------------------------
PFPC Inc.
101 Federal Street
Boston, Massachusetts 02110

---------------------------------- CUSTODIANS ----------------------------------
Bank of Ireland
Lower Baggot Street
Dublin 2, Ireland

Chase Manhattan Bank
Global Investor Services
4 Chase Metro Tech Center 18th floor
Brooklyn, New York 11245

-------------------------- STOCKHOLDER SERVICING AGENT -------------------------
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

--------------------------------- LEGAL COUNSEL --------------------------------
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

---------------------------- INDEPENDENT ACCOUNTANTS ---------------------------
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

-------------------------------- CORRESPONDENCE --------------------------------
ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
  The Irish Investment Fund, Inc.
  c/o PFPC Inc.
  101 Federal Street
  6th Floor
  Boston, Massachusetts 02110
TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
  1-800-GO-TO-IRL (1-800-468-6475)
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